Exhibit 99.2

Washington Mutual, Inc.

Consolidated Statements of Income

(dollars in millions, except per share data)

(unaudited)

	Quarter Ended
	Dec. 31, 2004	Sept. 30, 2004	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003
Interest Income
Loans held for sale	$393	$341	$406	$332	$441
Loans held in portfolio	2,421	2,226	2,111	2,067	1,967
Available-for-sale securities	157	163	180	265	353
Other interest and dividend income	95	81	55	57	38
Total interest income	3,066	2,811	2,752	2,721	2,799
Interest Expense
Deposits	604	539	458	443	491
Borrowings	612	532	500	546	565
Total interest expense	1,216	1,071	958	989	1,056
Net interest income	1,850	1,740	1,794	1,732	1,743
Provision (reversal of reserve) for loan and lease losses	37	56	60	56	(202)
Net interest income after provision (reversal of reserve) for loan and lease losses	1,813	1,684	1,734	1,676	1,945
Noninterest Income
Home loan mortgage banking income, net	352	504	-	531	592
Depositor and other retail banking fees	515	514	507	463	472
Securities fees and commissions	110	104	105	107	103
Insurance income	47	61	57	61	49
Portfolio loan related income	101	109	103	87	96
Gain (loss) from other available-for-sale securities	(23)	11	41	21	(13)
Loss on extinguishment of borrowings	-	(147)	(1)	(89)	-
Other income	115	108	82	56	166
Total noninterest income	1,217	1,264	894	1,237	1,465
Noninterest Expense
Compensation and benefits	839	841	849	899	877
Occupancy and equipment	462	404	393	400	569
Telecommunications and outsourced information services	115	118	123	123	125
Depositor and other retail banking losses	61	54	40	40	40
Amortization of other intangible assets	13	14	14	15	15
Advertising and promotion	57	76	84	58	88
Professional fees	54	34	32	39	78
Other expense	337	328	313	306	309
Total noninterest expense	1,938	1,869	1,848	1,880	2,101
Income from continuing operations before income taxes	1,092	1,079	780	1,033	1,309
Income taxes	424	405	291	385	488
Income from continuing operations, net of taxes	668	674	489	648	821
Discontinued Operations
Income (loss) from discontinued operations before income taxes	-	-	-	(32)	34
Gain on disposition of discontinued operations	-	-	-	676	-
Income taxes	-	-	-	245	13
Income from discontinued operations, net of taxes	-	-	-	399	21
Net Income	$668	$674	$489	$1,047	$842

Basic Earnings Per Common Share:
Income from continuing operations	$0.77	$0.78	$0.57	$0.75	$0.93
Income from discontinued operations, net	-	-	-	0.46	0.02
Net income	0.77	0.78	0.57	1.21	0.95

Diluted Earnings Per Common Share:
Income from continuing operations	$0.76	$0.76	$0.55	$0.73	$0.91
Income from discontinued operations, net	-	-	-	0.45	0.02
Net income	0.76	0.76	0.55	1.18	0.93

Dividends declared per common share	0.45	0.44	0.43	0.42	0.41
Basic weighted average number of common shares outstanding (in thousands)	863,055	862,004	860,496	863,299	883,539
Diluted weighted average number of common shares outstanding (in thousands)	883,991	882,323	883,414	886,467	904,840

WM -  2

Washington Mutual, Inc.

Consolidated Statements of Income

(dollars in millions, except per share data)

(unaudited)

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003
Interest Income
Loans held for sale	$1,472	$2,501
Loans held in portfolio	8,825	7,668
Available-for-sale securities	764	1,738
Other interest and dividend income	289	256
Total interest income	11,350	12,163
Interest Expense
Deposits	2,043	2,165
Borrowings	2,191	2,369
Total interest expense	4,234	4,534
Net interest income	7,116	7,629
Provision for loan and lease losses	209	42
Net interest income after provision for loan and lease losses	6,907	7,587
Noninterest Income
Home loan mortgage banking income, net	1,387	1,974
Depositor and other retail banking fees	1,999	1,818
Securities fees and commissions	426	395
Insurance income	226	188
Portfolio loan related income	401	439
Gain from other available-for-sale securities	50	676
Loss on extinguishment of borrowings	(237)	(129)
Other income	360	489
Total noninterest income	4,612	5,850
Noninterest Expense
Compensation and benefits	3,428	3,304
Occupancy and equipment	1,659	1,592
Telecommunications and outsourced information services	479	554
Depositor and other retail banking losses	195	154
Amortization of other intangible assets	56	61
Advertising and promotion	276	278
Professional fees	158	267
Other expense	1,284	1,198
Total noninterest expense	7,535	7,408
Income from continuing operations before income taxes	3,984	6,029
Income taxes	1,505	2,236
Income from continuing operations, net of taxes	2,479	3,793
Discontinued Operations
Income (loss) from discontinued operations before income taxes	(32)	137
Gain on disposition of discontinued operations	676	-
Income taxes	245	50
Income from discontinued operations, net of taxes	399	87
Net Income	$2,878	$3,880

Basic Earnings Per Common Share:
Income from continuing operations	$2.88	$4.20
Income from discontinued operations, net	0.46	0.09
Net income	3.34	4.29

Diluted Earnings Per Common Share:
Income from continuing operations	$2.81	$4.12
Income from discontinued operations, net	0.45	0.09
Net income	3.26	4.21

Dividends declared per common share	1.74	1.40
Basic weighted average number of common shares outstanding (in thousands)	862,215	903,666
Diluted weighted average number of common shares outstanding (in thousands)	884,050	921,757

Washington Mutual, Inc.

Consolidated Statements of Financial Condition

(dollars in millions, except per share data)

(unaudited)

	Dec. 31, 2004	Sept. 30, 2004	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003
Assets
Cash and cash equivalents	$4,455	$4,689	$5,133	$6,045	$7,018
Federal funds sold and securities purchased under agreements to resell	82	30	70	1,783	19
Available-for-sale securities, total amortized cost of $19,047, $16,312, $19,392, $22,843 and $36,858:
Mortgage-backed securities	14,923	10,168	10,042	10,766	10,695
Investment securities	4,296	6,319	9,337	12,565	26,012
Loans held for sale	42,743	29,184	27,795	34,207	20,837
Loans held in portfolio	207,071	206,158	194,543	186,380	175,150
Allowance for loan and lease losses	(1,301)	(1,322)	(1,293)	(1,260)	(1,250)
Total loans held in portfolio, net of allowance for loan and lease losses	205,770	204,836	193,250	185,120	173,900
Investment in Federal Home Loan Banks	4,059	3,883	3,965	3,916	3,462
Mortgage servicing rights	5,906	6,112	7,501	5,239	6,354
Goodwill	6,196	6,196	6,196	6,196	6,196
Assets of discontinued operations	-	-	-	-	4,184
Other assets	19,488	17,411	15,255	14,931	16,501
Total assets	$307,918	$288,828	$278,544	$280,768	$275,178
Liabilities
Deposits:
Noninterest-bearing deposits	$32,780	$32,250	$33,343	$35,714	$29,968
Interest-bearing deposits	140,878	136,445	129,123	125,267	123,213
Total deposits	173,658	168,695	162,466	160,981	153,181
Federal funds purchased and commercial paper	4,045	7,025	2,293	4,501	2,011
Securities sold under agreements to repurchase	15,944	15,611	15,764	18,306	28,333
Advances from Federal Home Loan Banks	70,074	59,758	61,379	58,494	48,330
Other borrowings	18,498	12,747	12,113	13,692	15,483
Liabilities of discontinued operations	-	-	-	-	3,578
Other liabilities	4,473	4,172	4,160	4,411	4,520
Total liabilities	286,692	268,008	258,175	260,385	255,436
Stockholders’ equity	21,226	20,820	20,369	20,383	19,742
Total liabilities and stockholders’ equity	$307,918	$288,828	$278,544	$280,768	$275,178
Common shares outstanding at end of period (in thousands)(1)	874,262	873,085	872,246	868,953	880,986
Book value per common share(2)	$24.45	$24.01	$23.51	$23.62	$22.56
Tangible book value per common share(2)	17.45	16.99	16.47	16.53	15.58
Employees at end of period(3)	52,579	55,488	57,274	59,173	63,720

(1)              Includes 6,000,000 shares held in escrow in all periods reported.

(2)              Excludes 6,000,000 shares held in escrow in all periods reported.

(3)              Includes 2,346 employees reported as part of discontinued operations at December 31, 2003.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	Dec. 31, 2004	Sept. 30, 2004	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003
Stockholders’ Equity Rollforward
Balance, beginning of period	$20,820	$20,369	$20,383	$19,742	$20,441
Net income	668	674	489	1,047	842
Other comprehensive income (loss), net of tax	49	98	(210)	512	(105)
Cash dividends declared on common stock	(390)	(381)	(372)	(367)	(368)
Cash dividends returned(1)	-	-	-	-	45
Common stock repurchased and retired	-	-	-	(712)	(1,269)
Common stock issued	79	60	79	161	156
Balance, end of period	$21,226	$20,820	$20,369	$20,383	$19,742

(1)              Represents accumulated dividends on shares returned from escrow.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended					Year Ended
	Dec. 31, 2004	Sept. 30, 2004	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Dec. 31, 2004	Dec. 31, 2003
RETAIL BANKING AND FINANCIAL SERVICES GROUP
Condensed income statement:
Net interest income	$1,323	$1,255	$1,224	$1,187	$1,074	$4,989	$3,872
Provision for loan and lease losses	34	42	43	58	49	177	183
Noninterest income	717	715	703	623	647	2,758	2,500
Inter-segment revenue	8	3	7	6	20	24	179
Noninterest expense	1,132	1,116	1,115	1,071	1,072	4,434	3,939
Income before income taxes	882	815	776	687	620	3,160	2,429
Income taxes	317	309	294	260	246	1,180	931
Net income	$565	$506	$482	$427	$374	$1,980	$1,498
Performance and other data:
Efficiency ratio(1)	48.95%	49.97%	50.97%	51.86%	54.14%	50.39%	52.24%
Average loans	$177,204	$167,569	$158,966	$149,377	$135,338	$163,329	$120,705
Average assets	189,872	180,003	171,343	161,359	147,281	175,696	132,427
Average deposits	132,771	131,850	128,680	128,000	128,651	130,337	125,440
Employees at end of period	30,107	30,069	29,640	29,077	29,364	30,107	29,364

MORTGAGE BANKING GROUP
Condensed income statement:
Net interest income	$293	$287	$369	$288	$403	$1,237	$2,382
Provision for loan and lease losses	-	-	-	-	-	-	14
Noninterest income	566	769	208	761	867	2,304	2,986
Inter-segment expense	8	3	7	6	20	24	179
Noninterest expense	635	619	671	682	865	2,607	3,076
Income (expense) before income taxes	216	434	(101)	361	385	910	2,099
Income taxes (benefit)	78	164	(38)	136	153	340	801
Net income (loss)	$138	$270	$(63)	$225	$232	$570	$1,298
Performance and other data:
Efficiency ratio(1)	68.51%	53.78%	108.54%	60.45%	65.00%	68.19%	55.28%
Average loans	$24,880	$22,611	$26,999	$19,871	$24,677	$23,591	$42,990
Average assets	44,209	40,047	44,573	38,918	48,090	41,938	70,308
Average deposits	15,121	15,385	19,837	14,877	18,347	16,299	27,112
Employees at end of period	14,197	16,826	18,916	21,203	22,541	14,197	22,541

COMMERCIAL GROUP
Condensed income statement:
Net interest income	$322	$325	$342	$343	$364	$1,332	$1,321
Provision for loan and lease losses	11	8	10	16	65	45	103
Noninterest income	61	65	102	86	53	314	472
Noninterest expense	184	160	144	151	174	639	602
Income from continuing operations before income taxes	188	222	290	262	178	962	1,088
Income taxes	59	76	102	92	66	329	392
Income from continuing operations	129	146	188	170	112	633	696
Income from discontinued operations, net of taxes	-	-	-	-	21	-	87
Net income	$129	$146	$188	$170	$133	$633	$783
Performance and other data:
Efficiency ratio(1)	40.21%	33.37%	25.90%	28.44%	34.64%	31.67%	26.95%
Average loans	$40,917	$38,799	$38,496	$36,984	$37,801	$38,804	$35,490
Average assets	45,668	43,724	43,749	42,805	46,306	43,990	44,037
Average deposits	7,791	7,811	6,898	6,049	6,130	7,141	5,407
Employees at end of period(2)	3,100	3,248	3,207	3,130	5,627	3,100	5,627

(1)              The efficiency ratio is defined as noninterest expense, excluding a cost of capital charge on goodwill, divided by total revenue (net interest income and noninterest income).

(2)              Includes 2,346 employees reported as part of discontinued operations at December 31, 2003.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended					Year Ended
	Dec. 31, 2004	Sept. 30, 2004	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Dec. 31, 2004	Dec. 31, 2003
CORPORATE SUPPORT/TREASURY AND OTHER
Condensed income statement:
Net interest expense	$(201)	$(237)	$(247)	$(189)	$(195)	$(874)	$(302)
Provision for loan and lease losses	-	-	-	-	4	-	4
Noninterest income (expense)	12	(123)	24	(69)	138	(156)	644
Noninterest expense	199	186	128	186	202	699	634
Income (expense) from continuing operations	(388)	(546)	(351)	(444)	(263)	(1,729)	(296)
Income taxes (benefit)	(151)	(205)	(131)	(165)	(98)	(652)	(110)
Income (expense) from continuing operations	(237)	(341)	(220)	(279)	(165)	(1,077)	(186)
Income from discontinued operations, net of taxes	-	-	-	399	-	399	-
Net income (loss)	$(237)	$(341)	$(220)	$120	$(165)	$(678)	$(186)
Performance and other data:
Average assets	$19,275	$21,717	$26,020	$29,992	$37,675	$24,230	$38,168
Average deposits	18,190	13,820	9,391	5,028	5,558	11,631	5,626
Employees at end of period	5,175	5,345	5,511	5,763	6,188	5,175	6,188

RECONCILING ADJUSTMENTS
Condensed income statement:
Net interest income(3)	$113	$110	$106	$103	$97	$432	$356
Provision (reversal of reserve) for loan and lease losses(4)	(8)	6	7	(18)	(320)	(13)	(262)
Noninterest income (expense)(5)	(139)	(162)	(143)	(164)	(240)	(608)	(752)
Noninterest (income) expense(6)	(212)	(212)	(210)	(210)	(212)	(844)	(843)
Income before income taxes	194	154	166	167	389	681	709
Income taxes(7)	121	61	64	62	121	308	222
Net income	$73	$93	$102	$105	$268	$373	$487
Performance and other data:
Average loans(8)	$(1,622)	$(1,600)	$(1,553)	$(1,505)	$(1,421)	$(1,570)	$(1,260)
Average assets(8)(9)	(1,866)	(1,822)	(1,745)	(1,668)	(1,912)	(1,776)	(1,821)

TOTAL CONSOLIDATED
Condensed income statement:
Net interest income	$1,850	$1,740	$1,794	$1,732	$1,743	$7,116	$7,629
Provision (reversal of reserve) for loan and lease losses	37	56	60	56	(202)	209	42
Noninterest income	1,217	1,264	894	1,237	1,465	4,612	5,850
Noninterest expense	1,938	1,869	1,848	1,880	2,101	7,535	7,408
Income from continuing operations before income taxes	1,092	1,079	780	1,033	1,309	3,984	6,029
Income taxes	424	405	291	385	488	1,505	2,236
Income from continuing operations	668	674	489	648	821	2,479	3,793
Income from discontinued operations, net of taxes	-	-	-	399	21	399	87
Net income	$668	$674	$489	$1,047	$842	$2,878	$3,880
Performance and other data:
Efficiency ratio(10)	63.18%	62.19%	68.77%	63.34%	65.51%	64.25%	54.96%
Average loans	$241,379	$227,379	$222,908	$204,727	$196,395	$224,154	$197,925
Average assets	297,158	283,669	283,940	271,406	277,440	284,078	283,119
Average deposits	173,873	168,866	164,806	153,954	158,686	165,408	163,585
Employees at end of period(2)	52,579	55,488	57,274	59,173	63,720	52,579	63,720

(2)              Includes 2,346 employees reported as part of discontinued operations at December 31, 2003.

(3)              Represents the difference between home loan premium amortization recorded by the Retail Banking and Financial Services segment and the amount recognized in the Company’s Consolidated Statements of Income.  For management reporting purposes, loans that are held in portfolio by the Retail Banking and Financial Services segment are treated as if they are purchased from the Mortgage Banking segment.  Since the cost basis of these loans includes an assumed profit factor paid to the Mortgage Banking segment, the amortization of loan premiums recorded by the Retail Banking and Financial Services segment includes this assumed profit factor and must therefore be eliminated as a reconciling adjustment.

(4)              Represents the difference between the long-term, normalized net charge-off ratio used to assess expected loan and lease losses for the operating segments and the “losses inherent in the loan portfolio” methodology used by the Company.

(5)              Represents the difference between gain from mortgage loans recorded by the Mortgage Banking segment and the gain from mortgage loans recognized in the Company’s Consolidated Statements of Income.  As the Mortgage Banking segment holds no loans in portfolio, all loans originated or purchased by this segment are considered to be salable for management reporting purposes.

(6)              Represents the corporate offset for the cost of capital related to goodwill that has been allocated to the segments.

(7)              Represents the tax effect of reconciling adjustments.

(8)              Includes the inter-segment offset for inter-segment loan premiums that the Retail Banking and Financial Services segment recognized from the transfer of portfolio loans from the Mortgage Banking segment.

(9)              Includes the impact to the allowance for the loan and lease losses per the following table that results from the difference between the long-term, normalized net charge-off ratio used to assess expected loan and lease losses for the operating segments and the “losses inherent in the loan portfolio” methodology used by the Company.

Quarter Ended					Year Ended
Dec. 31, 2004	Sept. 30, 2004	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Dec. 31, 2004	Dec. 31, 2003
$(244)	$(222)	$(192)	$(163)	$(491)	$(206)	$(561)

(10)          The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions, except per share data)

(unaudited)

	Quarter Ended
	Dec. 31, 2004	Sept. 30, 2004	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003
PROFITABILITY
Net interest income	$1,850	$1,740	$1,794	$1,732	$1,743
Net interest margin	2.79%	2.77%	2.86%	2.89%	2.90%
Noninterest income	$1,217	$1,264	$894	$1,237	$1,465
Noninterest expense	1,938	1,869	1,848	1,880	2,101
Basic earnings per common share:
Income from continuing operations	$0.77	$0.78	$0.57	$0.75	$0.93
Income from discontinued operations, net	-	-	-	0.46	0.02
Net income	0.77	0.78	0.57	1.21	0.95
Diluted earnings per common share:
Income from continuing operations	$0.76	$0.76	$0.55	$0.73	$0.91
Income from discontinued operations, net	-	-	-	0.45	0.02
Net income	0.76	0.76	0.55	1.18	0.93
Dividends declared per common share	$0.45	$0.44	$0.43	$0.42	$0.41
Return on average assets(1)	0.90%	0.95%	0.69%	1.54%	1.21%
Return on average common equity(1)	12.71	13.03	9.63	20.85	16.83
Efficiency ratio(2)(3)	63.18	62.19	68.77	63.34	65.51

ASSET QUALITY
Nonaccrual loans(4)(5)	$1,534	$1,471	$1,396	$1,542	$1,626
Foreclosed assets(5)	261	281	286	307	311
Total nonperforming assets(5)	1,795	1,752	1,682	1,849	1,937
Nonperforming assets/total assets(5)	0.58%	0.61%	0.60%	0.66%	0.70%
Restructured loans(5)	$34	$38	$79	$107	$111
Total nonperforming assets and restructured loans(5)	1,829	1,790	1,761	1,956	2,048
Allowance for loan and lease losses(5)	1,301	1,322	1,293	1,260	1,250
Allowance as a percentage of total loans held in portfolio(5)	0.63%	0.64%	0.66%	0.68%	0.71%
Provision (reversal of reserve) for loan and lease losses	$37	$56	$60	$56	$(202)
Net charge-offs(5)	38	27	24	46	97

CAPITAL ADEQUACY(5)
Stockholders’ equity/total assets	6.89%	7.21%	7.31%	7.26%	7.17%
Tangible common equity(6)/total tangible assets(6)	5.05	5.26	5.32	5.21	5.26
Estimated total risk-based capital/risk-weighted assets(7)	11.13	10.64	10.39	10.53	10.94

SUPPLEMENTAL DATA
Average balance sheet:
Total loans held for sale	$33,083	$28,220	$33,096	$24,464	$29,606
Total loans held in portfolio	208,296	199,159	189,812	180,263	166,789
Total interest-earning assets	266,375	252,235	251,264	239,979	241,718
Total assets	297,158	283,669	283,940	271,406	277,440
Total interest-bearing deposits	139,938	135,600	127,670	123,336	125,201
Total noninterest-bearing deposits	33,935	33,266	37,136	30,618	33,485
Total stockholders’ equity	21,025	20,703	20,288	20,088	20,027
Period-end balance sheet:
Loans held for sale	42,743	29,184	27,795	34,207	20,837
Loans held in portfolio, net of allowance for loan and lease losses	205,770	204,836	193,250	185,120	173,900
Interest-earning assets(2)	273,174	255,742	245,752	249,617	236,175
Total assets	307,918	288,828	278,544	280,768	275,178
Interest-bearing deposits	140,878	136,445	129,123	125,267	123,213
Noninterest-bearing deposits	32,780	32,250	33,343	35,714	29,968
Total stockholders’ equity	21,226	20,820	20,369	20,383	19,742

(1)              Includes income from continuing and discontinued operations through the period ending March 31, 2004.

(2)              Based on continuing operations.

(3)              The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).

(4)              Excludes nonaccrual loans held for sale.

(5)              As of quarter end.

(6)              Excludes unrealized net gain/loss on available-for-sale securities and derivatives, goodwill and intangible assets, but includes MSR.

(7)              Estimate of what the total risk-based capital ratio would be if Washington Mutual, Inc. were a bank holding company that is subject to Federal Reserve Board capital Requirement.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	Dec. 31, 2004			Sept. 30, 2004			Dec. 31, 2003
	Balance	Rate	Interest Income/ Expense	Balance	Rate	Interest Income/ Expense	Balance	Rate	Interest Income/ Expense
Average Balances and Weighted Average Interest Rates
Assets
Interest-earning assets:
Federal funds sold and securities purchased under agreements to resell	$560	1.92%	$3	$922	1.44%	$3	$414	2.26%	$2
Available-for-sale securities(1):
Mortgage-backed securities	11,398	3.85	110	9,726	3.85	94	12,584	4.14	130
Investment securities	4,387	4.27	47	7,597	3.62	69	27,386	3.24	223
Loans held for sale(2)	33,083	4.74	393	28,220	4.83	341	29,606	5.95	441
Loans held in portfolio(2):
Loans secured by real estate:
Home	113,352	4.30	1,218	108,594	4.19	1,137	94,713	4.41	1,045
Purchased subprime	17,389	4.87	212	16,279	4.57	186	11,799	5.05	149
Total home loans	130,741	4.37	1,430	124,873	4.24	1,323	106,512	4.48	1,194
Home equity loans and lines of credit	42,034	4.93	520	38,329	4.55	438	25,850	4.71	306
Home construction(3)	2,434	5.87	36	2,693	5.41	36	2,160	5.61	31
Multi-family	21,922	4.92	270	21,240	4.90	260	20,177	5.07	256
Other real estate	6,133	6.03	93	6,364	5.78	93	6,941	6.39	111
Total loans secured by real estate	203,264	4.62	2,349	193,499	4.44	2,150	161,640	4.69	1,898
Consumer	813	10.20	21	860	10.17	22	1,066	9.02	24
Commercial business	4,219	4.78	51	4,800	4.43	54	4,083	4.32	45
Total loans held in portfolio	208,296	4.64	2,421	199,159	4.46	2,226	166,789	4.71	1,967
Other	8,651	4.28	92	6,611	4.70	78	4,939	2.87	36
Total interest-earning assets	266,375	4.59	3,066	252,235	4.45	2,811	241,718	4.62	2,799
Noninterest-earning assets:
Mortgage servicing rights	5,928			6,698			6,408
Goodwill	6,196			6,196			6,196
Other(4)	18,659			18,540			23,118
Total assets	$297,158			$283,669			$277,440
Liabilities
Interest-bearing liabilities:
Deposits:
Interest-bearing checking deposits	$52,171	1.32	173	$54,377	1.25	172	$67,896	1.44	247
Savings and money market deposits	44,017	1.36	151	43,278	1.27	138	27,550	0.82	56
Time deposits	43,750	2.53	280	37,945	2.40	229	29,755	2.50	188
Total interest-bearing deposits	139,938	1.71	604	135,600	1.58	539	125,201	1.56	491
Federal funds purchased and commercial paper	4,828	1.98	24	2,733	1.54	10	3,872	1.08	11
Securities sold under agreements to repurchase	13,528	2.09	72	14,213	2.75	100	27,394	2.17	152
Advances from Federal Home Loan Banks	63,053	2.34	376	59,227	2.02	306	44,837	2.47	283
Other	15,164	3.70	140	12,922	3.62	116	13,675	3.51	119
Total interest-bearing liabilities	236,511	2.03	1,216	224,695	1.89	1,071	214,979	1.94	1,056
Noninterest-bearing sources:
Noninterest-bearing deposits	33,935			33,266			33,485
Other liabilities(5)	5,687			5,005			8,949
Stockholders’ equity	21,025			20,703			20,027
Total liabilities and stockholders’ equity	$297,158			$283,669			$277,440
Net interest spread and net interest income		2.56	$1,850		2.56	$1,740		2.68	$1,743
Impact of noninterest-bearing sources		0.23			0.21			0.22
Net interest margin		2.79			2.77			2.90

(1)                 The average balance and yield are based on average amortized cost balances.

(2)                 Nonaccrual loans are included in the average loan amounts outstanding.

(3)                 Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(4)                 Includes assets of continuing and discontinued operations for the three months ended December 31, 2003.

(5)                 Includes liabilities of continuing and discontinued operations for the three months ended December 31, 2003.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Year Ended
	Dec. 31, 2004			Dec. 31, 2003
	Balance	Rate	Interest Income/ Expense	Balance	Rate	Interest Income/ Expense
Average Balances and Weighted Average Interest Rates
Assets
Interest-earning assets:
Federal funds sold and securities purchased under agreements to resell	$884	1.42%	$13	$2,570	1.45%	$37
Available-for-sale securities(1):
Mortgage-backed securities	10,255	3.99	409	20,977	4.91	1,030
Investment securities	10,732	3.30	355	18,742	3.77	708
Loans held for sale(2)	29,721	4.95	1,472	45,438	5.51	2,501
Loans held in portfolio(2):
Loans secured by real estate:
Home	107,518	4.21	4,529	86,443	4.77	4,124
Purchased subprime	15,767	4.84	763	10,794	5.43	586
Total home loans	123,285	4.29	5,292	97,237	4.84	4,710
Home equity loans and lines of credit	35,859	4.69	1,683	21,163	4.98	1,053
Home construction(3)	2,489	5.50	137	2,062	5.90	122
Multi-family	21,090	4.96	1,046	19,409	5.30	1,029
Other real estate	6,396	5.94	380	7,243	6.35	460
Total loans secured by real estate	189,119	4.51	8,538	147,114	5.01	7,374
Consumer	899	10.11	91	1,208	8.87	107
Commercial business	4,415	4.43	196	4,165	4.49	187
Total loans held in portfolio	194,433	4.54	8,825	152,487	5.03	7,668
Other	6,476	4.27	276	5,109	4.27	219
Total interest-earning assets	252,501	4.50	11,350	245,323	4.96	12,163
Noninterest-earning assets:
Mortgage servicing rights	6,406			5,721
Goodwill	6,196			6,198
Other(4)	18,975			25,877
Total assets	$284,078			$283,119
Liabilities
Interest-bearing liabilities:
Deposits:
Interest-bearing checking deposits	$59,826	1.28	766	$62,723	1.69	1,057
Savings and money market deposits	35,927	1.11	399	28,085	0.94	263
Time deposits	35,917	2.44	878	31,416	2.69	845
Total interest-bearing deposits	131,670	1.55	2,043	122,224	1.77	2,165
Federal funds purchased and commercial paper	3,522	1.50	53	3,158	1.18	37
Securities sold under agreements to repurchase	16,660	2.26	377	22,318	2.44	545
Advances from Federal Home Loan Banks	58,622	2.16	1,268	49,441	2.62	1,296
Other	13,724	3.59	493	13,315	3.68	491
Total interest-bearing liabilities	224,198	1.89	4,234	210,456	2.15	4,534
Noninterest-bearing sources:
Noninterest-bearing deposits	33,738			41,361
Other liabilities(5)	5,614			10,724
Stockholders’ equity	20,528			20,578
Total liabilities and stockholders’ equity	$284,078			$283,119
Net interest spread and net interest income		2.61	$7,116		2.81	$7,629
Impact of noninterest-bearing sources		0.21			0.30
Net interest margin		2.82			3.11

(1)              The average balance and yield are based on average amortized cost balances.

(2)              Nonaccrual loans are included in the average loan amounts outstanding.

(3)              Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(4)              Includes assets of continuing and discontinued operations for the twelve months ended December 31, 2003.

(5)              Includes liabilities of continuing and discontinued operations for the twelve months ended December 31, 2003.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Dec. 31, 2004	Sept. 30, 2004	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003
Deposits
Retail deposits:
Checking deposits:
Noninterest bearing	$17,463	$16,178	$15,666	$15,107	$13,724
Interest bearing	51,099	52,378	59,395	66,618	67,990
Total checking deposits	68,562	68,556	75,061	81,725	81,714
Savings and money market deposits	36,836	38,620	30,413	22,452	22,131
Time deposits(1)	27,268	24,825	23,990	24,128	24,605
Total retail deposits	132,666	132,001	129,464	128,305	128,450
Commercial business deposits	7,611	7,369	7,176	6,426	6,433
Wholesale deposits	18,448	14,052	8,874	6,219	2,579
Custodial and escrow deposits(2)	14,933	15,273	16,952	20,031	15,719
Total deposits	$173,658	$168,695	$162,466	$160,981	$153,181

(1)              Weighted average remaining maturity of time deposits was 16 months at December 31, 2004, September 30, 2004, June 30, 2004 and March 31, 2004, and 14 months at December 31, 2003.

(2)              Substantially all custodial and escrow deposits reside in noninterest-bearing checking accounts.

	Dec. 31, 2004	Sept. 30, 2004	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003
Transaction Accounts(1)
Accounts, beginning of period	13,905,707	13,579,961	13,193,298	12,794,902	12,507,374
Net accounts opened during the quarter	186,027	325,746	386,663	398,396	287,528
Accounts, end of period	14,091,734	13,905,707	13,579,961	13,193,298	12,794,902

(1)              Transaction accounts include retail checking, small business checking, retail savings and small business savings.  The information provided refers to the number of accounts.

	Dec. 31, 2004	Sept. 30, 2004	June 30, 2004	Mar. 31, 2004		Dec. 31, 2003
Retail Banking Stores
Stores, beginning of period	1,872	1,816	1,755	1,776		1,677
Net stores opened during the quarter	67	56	61	(21	)(1)	99
Stores, end of period	1,939	1,872	1,816	1,755		1,776

(1)              The Company consolidated 79 grocery store locations into larger, existing, retail banking stores.

	Dec. 31, 2004	Sept. 30, 2004	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003
Assets Under Management	$22,196	$20,617	$20,106	$19,438	$17,868

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	Dec. 31, 2004	Sept. 30, 2004	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003
Loan Volume
Home loans:
Adjustable rate	$26,141	$25,589	$29,753	$21,822	$23,397
Fixed rate	15,448	14,635	26,076	21,564	28,105
Specialty mortgage finance(1)	9,362	7,536	7,323	7,113	6,031
Total home loan volume	50,951	47,760	63,152	50,499	57,533
Home equity loans and lines of credit	9,307	10,527	11,572	8,416	7,922
Home construction(2)	293	640	839	609	1,013
Multi-family	2,240	2,050	2,346	1,525	1,647
Other real estate	257	352	760	370	655
Total loans secured by real estate	63,048	61,329	78,669	61,419	68,770
Consumer	77	138	63	58	72
Commercial business	96	358	789	688	1,061
Total loan volume	$63,221	$61,825	$79,521	$62,165	$69,903
Loan Volume by Channel
Retail	$28,766	$30,285	$37,720	$28,126	$31,630
Wholesale	18,441	16,079	19,534	15,419	16,334
Purchased/correspondent	16,014	15,461	22,267	18,620	21,939
Total loan volume by channel	$63,221	$61,825	$79,521	$62,165	$69,903
Refinancing Activity(3)
Home loan refinancing	$30,752	$23,834	$40,201	$33,233	$36,817
Home equity loans and lines of credit and consumer	336	360	1,147	1,107	848
Home construction(2)	13	9	13	12	6
Multi-family and other real estate	565	621	883	575	690
Total refinancing	$31,666	$24,824	$42,244	$34,927	$38,361
Home Loan Volume by Index
Short-term adjustable-rate loans(4):
Treasury indices	$18,967	$18,883	$16,467	$13,440	$13,021
COFI	846	145	167	110	151
Other	57	45	812	218	628
Total short-term adjustable-rate loans	19,870	19,073	17,446	13,768	13,800
Medium-term adjustable-rate loans(5)	14,890	12,866	17,536	12,814	13,667
Fixed-rate loans	16,191	15,821	28,170	23,917	30,066
Total home loan volume	$50,951	$47,760	$63,152	$50,499	$57,533

Note: Pursuant to regulatory guidance issued in December 2003, buyouts of delinquent mortgages contained within Government National Mortgage Association (GNMA) loan servicing pools must be classified as loans on the balance sheet. Accordingly, total home loan volume includes GNMA pool buy-out volume of $785 million, $898 million, $689 million, $1.05 billion and $1.30 billion for the quarters ended December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004 and December 31, 2003.

(1)              Represents purchased subprime loan portfolios and mortgages originated by Long Beach Mortgage Company.

(2)              Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(3)              Includes loan refinancing entered into by both new and pre-existing loan customers.

(4)              Short-term is defined as adjustable-rate loans that reprice within one year or less.

(5)              Medium-term is defined as adjustable-rate loans that reprice after one year.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003
Loan Volume
Home loans:
Adjustable rate	$103,305	$99,899
Fixed rate	77,723	263,604
Specialty mortgage finance(1)	31,334	20,678
Total home loan volume	212,362	384,181
Home equity loans and lines of credit	39,822	29,639
Home construction(2)	2,382	3,682
Multi-family	8,161	8,065
Other real estate	1,740	1,969
Total loans secured by real estate	264,467	427,536
Consumer	336	339
Commercial business	1,930	4,370
Total loan volume	$266,733	$432,245
Loan Volume by Channel
Retail	$124,897	$169,546
Wholesale	69,474	95,671
Purchased/correspondent	72,362	167,028
Total loan volume by channel	$266,733	$432,245
Refinancing Activity(3)
Home loan refinancing	$128,020	$297,983
Home equity loans and lines of credit and consumer	2,950	4,775
Home construction(2)	47	47
Multi-family and other real estate	2,644	3,453
Total refinancing	$133,661	$306,258
Home Loan Volume by Index
Short-term adjustable-rate loans(4):
Treasury indices	$67,756	$30,147
COFI	1,268	722
Other	1,132	1,404
Total short-term adjustable-rate loans	70,156	32,273
Medium-term adjustable-rate loans(5)	58,107	81,404
Fixed-rate loans	84,099	270,504
Total home loan volume	$212,362	$384,181

Note:  Pursuant to regulatory guidance issued in December 2003,  buyouts of delinquent mortgages contained within Government National Mortgage Association (GNMA) loan servicing pools must be classified as loans on the balance sheet.  Accordingly, total home loan volume includes GNMA pool buy-out volume of $3.42 billion and $6.94 billion for the years ended December 31, 2004 and December 31, 2003.

(1)              Represents purchased subprime loan portfolios and mortgages originated by Long Beach Mortgage Company.

(2)              Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(3)              Includes loan refinancing entered into by both new and pre-existing loan customers.

(4)              Short-term is defined as adjustable-rate loans that reprice within one year or less.

(5)              Medium-term is defined as adjustable-rate loans that reprice after one year.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Change from Sept. 30, 2004 to Dec. 31, 2004	Dec. 31, 2004	Sept. 30, 2004	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003
Loans by Property Type
Loans held in portfolio:
Loans secured by real estate:
Home	$(2,239)	$109,991	$112,230	$106,312	$104,946	$100,043
Purchased subprime	1,838	19,143	17,305	16,217	15,437	12,973
Total home loans	(401)	129,134	129,535	122,529	120,383	113,016
Home equity loans and lines of credit	3,145	43,650	40,505	36,077	31,264	27,647
Home construction(1)	(388)	2,344	2,732	2,605	2,370	2,220
Multi-family	642	22,282	21,640	21,156	20,579	20,324
Other real estate	(604)	5,664	6,268	6,513	6,508	6,649
Total loans secured by real estate	2,394	203,074	200,680	188,880	181,104	169,856
Consumer	(39)	792	831	892	954	1,028
Commercial business	(1,442)	3,205	4,647	4,771	4,322	4,266
Total loans held in portfolio	913	207,071	206,158	194,543	186,380	175,150
Less: allowance for loan and lease losses	21	(1,301)	(1,322)	(1,293)	(1,260)	(1,250)
Total net loans held in portfolio	934	205,770	204,836	193,250	185,120	173,900
Loans held for sale(2)	13,559	42,743	29,184	27,795	34,207	20,837
Total net loans	$14,493	$248,513	$234,020	$221,045	$219,327	$194,737

(1)              Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(2)              Fair value of loans held for sale was $43.02 billion, $29.32 billion, $27.92 billion, $34.36 billion and $20.84 billion as of December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004 and December 31, 2003.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Change from Sept. 30, 2004 to Dec. 31, 2004	Dec. 31, 2004	Weighted Average Coupon Rate	Sept. 30, 2004	Weighted Average Coupon Rate	Dec. 31, 2003	Weighted Average Coupon Rate
Loans Secured by Real Estate and MBS
Selected loans held in portfolio secured by real estate(1):
Short-term adjustable-rate loans(2):
COFI	$(668)	$7,636	4.91%	$8,304	4.81%	$10,766	4.93%
Treasury indices	1,075	73,140	4.25	72,065	3.97	51,494	3.66
Other	3,104	41,686	5.42	38,582	4.97	26,867	4.81
Total short-term adjustable-rate loans	3,511	122,462	4.69	118,951	4.35	89,127	4.16
Medium-term adjustable-rate loans(3)	182	52,578	5.40	52,396	5.39	53,576	5.56
Fixed-rate loans	(307)	20,026	6.56	20,333	6.61	18,284	6.91
Total loans held in portfolio secured by real estate(4)	3,386	195,066	5.07	191,680	4.87	160,987	4.94
Loans held for sale(5)	13,538	42,599	4.70	29,061	4.87	20,705	6.41
Total loans secured by real estate	16,924	237,665	5.01	220,741	4.87	181,692	5.10
MBS(6):
Short-term adjustable-rate MBS(2):
COFI	(444)	3,673	3.72	4,117	3.74	5,270	3.87
Treasury indices	1,033	5,583	3.15	4,550	2.89	3,401	2.94
Other	660	668	5.04	8	3.42	9	3.15
Total short-term adjustable-rate MBS	1,249	9,924	3.49	8,675	3.30	8,680	3.50
Medium-term adjustable-rate MBS(3)	453	702	4.25	249	3.22	-	-
Fixed-rate MBS	3,148	3,928	5.32	780	6.47	1,496	6.35
Total MBS(7)	4,850	14,554	4.02	9,704	3.55	10,176	3.92
Total loans secured by real estate and MBS	$21,774	$252,219	4.95	$230,445	4.82	$191,868	5.04

(1)     Includes total home loans, home equity loans and lines of credit and multi-family loans.

(2)     Short-term is defined as adjustable-rate loans and MBS that reprice within one year or less.

(3)     Medium-term is defined as adjustable-rate loans and MBS that reprice after one year.

(4)     At December 31, 2004, September 30, 2004 and December 31, 2003, the adjustable-rate loans with lifetime caps were $171.4 billion, $167.6 billion and $138.58 billion with a lifetime weighted average cap rate of 12.31%, 12.24% and 12.21%.

(5)     Excludes student loans.

(6)     Excludes principal-only strips and interest-only strips.

(7)     At December 31, 2004, September 30, 2004 and December 31, 2003, the adjustable-rate MBS with lifetime caps were $10.58 billion, $8.87 billion and $8.12 billion with a lifetime weighted average cap rate of 10.23%, 10.55% and 11.32%.

	Sept. 30, 2004 to Dec. 31, 2004	Dec. 31, 2003 to Dec. 31, 2004
Rollforward of Loans Held for Sale
Balance, beginning of period	$29,184	$20,837
Loans originated, purchased and transferred from held in portfolio	40,892	153,635
Loans sold, transferred to held in portfolio and other	(27,333)	(131,729)
Balance, end of period	$42,743	$42,743

Rollforward of Loans Held in Portfolio
Balance, beginning of period	$206,158	$175,150
Loans originated, purchased and transferred from held for sale	28,282	120,961
Loan payments, transferred to held for sale and other	(27,369)	(89,040)
Balance, end of period	$207,071	$207,071

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	Dec. 31, 2004	Sept. 30, 2004	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003
Home Loan Mortgage Banking Income (Expense)
Loan servicing fees	$481	$482	$485	$502	$524
Amortization of mortgage servicing rights	(636)	(589)	(546)	(750)	(604)
Net mortgage servicing rights valuation adjustments(1)	257	165	(51)	(606)	615
Other, net	(62)	(62)	(89)	(66)	(75)
Net home loan servicing income (expense)	40	(4)	(201)	(920)	460
Revaluation gain (loss) from derivatives:
Mortgage servicing rights risk management(2)	14	130	(322)	1,108	(314)
Loans held for sale risk management	28	(23)	142	(66)	8
Total revaluation gain (loss) from derivatives	42	107	(180)	1,042	(306)
Net settlement income from certain interest-rate swaps	53	126	192	167	190
Gain from mortgage loans(3)	155	210	113	171	63
Loan related income	60	65	76	71	124
Gain from sale of originated mortgage-backed securities	2	-	-	-	61
Total home loan mortgage banking income	352	504	-	531	592
Impact of other mortgage servicing rights risk management instruments(4):
Gain (loss) from certain available-for-sale securities	(4)	-	-	5	(11)
Revaluation gain from principal-only mortgage-backed trading securities	36	45	-	-	-
Total home loan mortgage banking income, net of other mortgage servicing rights risk management instruments	$384	$549	$-	$536	$581

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003
Home Loan Mortgage Banking Income (Expense)
Loan servicing fees	$1,950	$2,273
Amortization of mortgage servicing rights	(2,521)	(3,269)
Net mortgage servicing rights valuation adjustments(1)	(235)	712
Other, net	(279)	(592)
Net home loan servicing expense	(1,085)	(876)
Revaluation gain (loss) from derivatives:
Mortgage servicing rights risk management(2)	931	526
Loans held for sale risk management	80	(188)
Total revaluation gain from derivatives	1,011	338
Net settlement income from certain interest-rate swaps	538	543
Gain from mortgage loans(3)	649	1,250
Loan related income	272	399
Gain from sale of originated mortgage-backed securities	2	320
Total home loan mortgage banking income	1,387	1,974
Impact of other mortgage servicing rights risk management instruments(4):
Gain from certain available-for-sale securities	1	305
Revaluation gain from principal-only mortgage-backed trading securities	81	-
Total home loan mortgage banking income, net of other mortgage servicing rights risk management instruments	$1,469	$2,279

(1)              Represents fair value hedge ineffectiveness as well as any impairment/reversal recognized on MSR accounted for under the lower of cost or market value methodology.  The Company prospectively applied fair value hedge accounting treatment, as prescribed by Statement of Financial Accounting Standards No. 133, to most of its MSR on April 1, 2004.

(2)              Represents the change in fair value from certain derivatives that economically hedge the MSR.

(3)              Gain from mortgage loans net of loans held for sale hedging and risk management instruments was a net gain of $180 million for the quarter ended December 31, 2004, compared with a net gain of $187 million for the quarter ended September 30, 2004, a net gain of $252 million for the quarter ended June 30, 2004, a net gain of $112 million for the quarter ended March 31, 2004, and a net gain of $91 million for the quarter ended December 31, 2003.  Gain from mortgage loans net of loans held for sale hedging and risk management instruments was a net gain of $729 million for the year ended December 31, 2004, compared with a net gain of $1.09 billion for the year ended December 31, 2003.

(4)              Includes only instruments designated for mortgage servicing rights risk management and does not include the effects of instruments held for asset/liability risk management.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended				Year Ended
	Dec. 31, 2004	Sept. 30, 2004	June 30, 2004	Mar. 31, 2004	Dec. 31, 2004
Mortgage Servicing Rights (“MSR”) Performance
Statement No. 133 MSR accounting valuation adjustments	$(123)	$(885)	$1,707	$-	$699
Statement No. 133 fair value hedging adjustments	201	1,316	(1,985)	-	(468)
Statement No. 133 ineffectiveness	78	431	(278)	-	231
Change in value of MSR accounted for under lower of aggregate cost or market value methodology	179	(266)	227	(606)	(466)
Net mortgage servicing rights valuation adjustments(1)	257	165	(51)	(606)	(235)
Amortization of mortgage servicing rights	(636)	(589)	(546)	(750)	(2,521)
MSR risk management:
Revaluation gain (loss) from derivatives	14	130	(322)	1,108	931
Net settlement income from certain interest-rate swaps	56	126	195	160	538
Gain (loss) from certain available-for-sale securities	(4)	-	-	5	1
Revaluation gain from principal-only mortgage-backed trading securities	36	45	-	-	81
Net MSR valuation less hedging expense	$(277)	$(123)	$(724)	$(83)	$(1,205)

(1)              Represents fair value hedge ineffectiveness as well as any impairment/reversal recognized on MSR accounted for under the lower of cost or market value methodology. The Company began applying fair value hedge accounting treatment, as prescribed by Statement No. 133, to most of its MSR on a prospective basis as of April 1, 2004.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	Dec. 31, 2004	Sept. 30, 2004	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003
Rollforward of Mortgage Servicing Rights (“MSR”)(1)
Balance, beginning of period	$6,112	$7,501	$5,239	$6,354	$5,870
Home loans:
Additions	372	348	874	241	701
Amortization	(636)	(589)	(546)	(750)	(604)
(Impairment) reversal	179	(266)	227	(606)	615
Statement No. 133 MSR accounting valuation adjustments	(123)	(885)	1,707	-	-
Sales	-	-	-	-	(231)
Net change in commercial real estate MSR	2	3	-	-	3
Balance, end of period(2)	$5,906	$6,112	$7,501	$5,239	$6,354
Rollforward of Valuation Allowance for MSR Impairment
Balance, beginning of period	$2,653	$2,417	$3,035	$2,435	$3,075
Impairment (reversal)	(179)	266	(227)	606	(615)
Other-than-temporary impairment	(486)	(22)	(388)	-	-
Sales	-	-	-	-	(25)
Other	(7)	(8)	(3)	(6)	-
Balance, end of period	$1,981	$2,653	$2,417	$3,035	$2,435
Rollforward of Loans Serviced for Others
Balance, beginning of period	$551,245	$558,388	$559,807	$582,669	$577,822
Home loans:
Additions	27,218	29,699	54,201	22,009	51,480
Sales	-	-	-	-	(195)
Loan payments and other	(38,529)	(37,035)	(56,388)	(46,058)	(47,062)
Net change in commercial real estate loans serviced for others	458	193	768	1,187	624
Balance, end of period	$540,392	$551,245	$558,388	$559,807	$582,669

	Dec. 31, 2004	Sept. 30, 2004	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003
Total Servicing Portfolio
Loans serviced for others	$540,392	$551,245	$558,388	$559,807	$582,669
Servicing on retained MBS without MSR	1,808	2,713	2,938	3,208	3,455
Servicing on owned loans	229,879	217,592	205,714	204,449	182,604
Subservicing portfolio	461	502	563	1,528	1,852
Total servicing portfolio	$772,540	$772,052	$767,603	$768,992	$770,580

	December 31, 2004
	Unpaid Principal Balance	Weighted Average Servicing Fee
		(in basis points,
		annualized)
Loans Serviced for Others by Loan Type
Government	$54,009	48
Agency	347,605	30
Private	120,868	36
Specialty home loans	17,910	50
Total loans serviced for others(3)	$540,392	34

(1)              Net of valuation allowance.

(2)              At December 31, 2004, the aggregate MSR fair value was $5.91 billion.

(3)              Weighted average coupon rate (annualized) was 5.86% at December 31, 2004.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	Dec. 31, 2004	Sept. 30, 2004	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003
Allowance for Loan and Lease Losses
Balance, beginning of quarter	$1,322	$1,293	$1,260	$1,250	$1,549
Other	(20)	-	(3)	-	-
Provision (reversal of reserve) for loan and lease losses	37	56	60	56	(202)
	1,339	1,349	1,317	1,306	1,347
Loans charged off:
Loans secured by real estate:
Home	(9)	(6)	(8)	(16)	(18)
Purchased subprime	(10)	(11)	(9)	(9)	(11)
Total home loan charge-offs	(19)	(17)	(17)	(25)	(29)
Home equity loans and lines of credit	(3)	(6)	(5)	(7)	(2)
Home construction(1)	(1)	-	-	(1)	(1)
Multi-family	(2)	-	-	-	(1)
Other real estate	(1)	(1)	(1)	(8)	(52)
Total loans secured by real estate	(26)	(24)	(23)	(41)	(85)
Consumer	(17)	(11)	(11)	(14)	(14)
Commercial business	(8)	(4)	(4)	(6)	(15)
Total loans charged off	(51)	(39)	(38)	(61)	(114)
Recoveries of loans previously charged off:
Loans secured by real estate:
Home	-	-	-	-	1
Purchased subprime	1	1	1	1	1
Total home loan recoveries	1	1	1	1	2
Home equity loans and lines of credit	2	-	1	1	-
Multi-family	-	1	-	2	-
Other real estate	2	2	4	2	5
Total loans secured by real estate	5	4	6	6	7
Consumer	4	5	5	5	5
Commercial business	4	3	3	4	5
Total recoveries of loans previously charged off	13	12	14	15	17
Net charge-offs	(38)	(27)	(24)	(46)	(97)
Balance, end of quarter	$1,301	$1,322	$1,293	$1,260	$1,250

Net charge-offs (annualized) as a percentage of average loans held in portfolio	0.07%	0.05%	0.05%	0.10%	0.23%
Allowance as a percentage of total loans held in portfolio	0.63	0.64	0.66	0.68	0.71

(1)              Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Dec. 31, 2004	Sept. 30, 2004	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003
Nonperforming Assets and Restructured Loans
Nonaccrual loans(1):
Loans secured by real estate:
Home	$542	$538	$535	$622	$736
Purchased subprime	674	608	585	615	597
Total home nonaccrual loans	1,216	1,146	1,120	1,237	1,333
Home equity loans and lines of credit	66	50	48	45	47
Home construction(2)	28	31	24	31	35
Multi-family	12	23	20	23	19
Other real estate	162	173	133	153	153
Total nonaccrual loans secured by real estate	1,484	1,423	1,345	1,489	1,587
Consumer	9	11	9	7	8
Commercial business	41	37	42	46	31
Total nonaccrual loans held in portfolio	1,534	1,471	1,396	1,542	1,626
Foreclosed assets	261	281	286	307	311
Total nonperforming assets	$1,795	$1,752	$1,682	$1,849	$1,937
As a percentage of total assets	0.58%	0.61%	0.60%	0.66%	0.70%
Restructured loans	$34	$38	$79	$107	$111
Total nonperforming assets and restructured loans	$1,829	$1,790	$1,761	$1,956	$2,048

(1)              Excludes nonaccrual loans held for sale of $76 million at December 31, 2004.  Prior periods also reflect the exclusion of nonaccrual loans held for sale of $84 million, $99 million, $135 million and $66 million at September 30, 2004, June 30, 2004, March 31, 2004 and December 31, 2003.  Loans held for sale are accounted for at lower of aggregate cost or market value, with valuation changes included as adjustments to gain from mortgage loans.

(2)              Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.